Exhibit 99.1

August 4, 2010 Liberty Acquisition Holdings Corp. Transaction Update

SafeHarborStatement Disclaimer This document does not constitute an offer to sell, or an invitation to subscribe for or purchase, any securities or the solicitation of any approval in any jurisdiction, nor shall there be any sale, issuance or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. This document is not an offer of securities for sale in the United States. No securities will be offered or sold in the United States absent registration or an exemption from registration. This document does not constitute a prospectus or prospectus equivalent document. This document is not intended for distribution to, or use by any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Forward-Looking Statements This document may include "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Investors are cautioned that such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Prisa, Liberty and the combined group after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended and Restated Business Combination Agreement between Prisa and Liberty (the "Amended and Restated Business Combination Agreement"); (2) the outcome of any legal proceedings that may be instituted against Prisa and others following announcement of the Amended and Restated Business Combination Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Amended and Restated Business Combination Agreement due to the failure to obtain Liberty stockholder approval, Liberty warrantholder approval or Prisa shareholder approval; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Amended and Restated Business Combination Agreement; (5) the risks that Prisa's planned asset dispositions and/or restructuring of its credit facilities will fail to be completed or fail to be completed on the terms currently anticipated or that Prisa will not receive the necessary consents under its Refinancing Master Agreement to the terms of the business combination; (6) the risk that holders of more than 70 million shares of Liberty common stock will elect to receive cash or will elect to redeem their shares; (7) the risk that other conditions to closing may not be satisfied; (8) the risk that securities markets will react negatively to the business combination or other actions by Prisa and the holders of Liberty common stock will not find this to be more attractive than the former terms of the business combination or have a different view of the value and long-term prospects of Prisa; (9) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (10) the ability to recognize the anticipated benefits of the combination of Prisa and Liberty and of Prisa to take advantage of strategic opportunities; (11) costs related to the proposed business combination; (12) the limited liquidity and trading of Liberty's securities; (13) changes in applicable laws or regulations; (14) the possibility that Prisa may be adversely affected by other economic, business, and/or competitive factors; and (15) other risks and uncertainties indicated from time to time in Prisa's or Liberty's filings with the SEC. Readers are referred to Liberty's most recent reports filed with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Additional Information and Where to Find It This document may be deemed to be solicitation material in respect of the proposed business combination involving Prisa and Liberty. On May 7, 2010, in connection with the proposed business combination, Prisa filed a registration statement on Form F-4 (the "Registration Statement") with the SEC that includes a preliminary proxy statement of Liberty for the proposed business combination and proposed warrant amendment that will also constitute a prospectus of Prisa. Prisa expects to file an amendment to its Registration Statement which will, among other things, reflect the terms of the Amended and Restated Business Combination Agreement. Liberty intends to mail a definitive proxy statement/prospectus for the proposed business combination and proposed warrant amendment to its stockholders and warrantholders as of a record date to be established for voting on the proposed business combination. Liberty stockholders and warrantholders are urged to read the preliminary proxy statement/prospectus, and the definitive proxy statement/prospectus when it becomes available, because these documents contain or will contain important information regarding Liberty, Prisa, the proposed business combination, the proposed warrant amendment and related matters. Stockholders and warrantholders may obtain a copy of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus when it becomes available, and any other documents filed by Liberty or Prisa with the SEC, free of charge, at the SEC's website (www.sec.gov) or by sending a request to Liberty, 1114 Avenue of the Americas, 41st floor, New York, New York 10036, or by calling Liberty at (212) 380-2230. Prisa will also file certain documents with the Spanish Comision Nacional del Mercado de Valores (the "CNMV") in connection with its shareholders' meeting to be held in connection with the proposed business combination, which will be available on the CNMV's website at www.cnmv.es. Participants in the Business Combination Prisa and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Liberty in connection with the proposed business combination and from the warrantholders of Liberty in connection with the proposed warrant amendment. Information regarding the special interests of these directors and executive officers in the business combination is included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed business combination) and the other relevant documents filed with the SEC. Liberty and its directors and officers may be deemed to be participants in the solicitation of proxies from Liberty's stockholders in respect of the proposed business combination and from the warrantholders of Liberty in connection with the proposed warrant amendment. Information regarding the officers and directors of Liberty is available in Liberty's preliminary proxy statement contained in the Registration Statement, which has been filed with the SEC. Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed business combination and proposed warrant amendment) and the other relevant documents filed with the SEC.

Revised Transaction Structure

Consideration to Liberty Shareholders

Each Liberty Shareholder receives:

- 1.500 Prisa Class A ordinary shares[1]
- 3.000 Prisa Class B Non-Voting Convertible Shares ("NVCS")[1]

  Each NVCS:
  - Mandatory conversion in 3.5 years
  - Receives €0.175 minimum dividend per annum out of available distributable profits and some distributable reserves[2]
  - Converts after 3.5 years into:
    i. 1 Prisa ordinary share if the Prisa average ordinary share price at the time[3] is at or above €2.00, or
    ii. up to 1.333 Prisa ordinary shares if the Prisa average ordinary share price at the time[3] is less than €2.00[4]
  - Provides for optional conversion into 1 Prisa ordinary share at any time during monthly exchange periods
- $0.50 in cash

Consideration to Liberty Warrantholders

Each Liberty Warrantholder receives:

- 0.450 Prisa Class A ordinary shares
- $0.90 in cash

New Equity to Prisa Shareholders

Each existing Prisa Shareholder receives:

- 1.100 new Prisa warrants[5]

  Each new Prisa warrant:
  - Is exercisable for 1 Prisa ordinary share
  - Has a strike price of €2.00
  - Expires in 3.5 years

Increased Liberty Capitalization Structure

- Agreements with prominent banks and institutional investors ("Increased Capitalization Investors"), who, along with Liberty's Sponsors[6], commit to invest an aggregate of up to $400 million which will be used to fund a $10.00 per share cash alternative available to Liberty Shareholders who would rather receive all cash than shares in Prisa
- In order to facilitate the Increased Liberty Capitalization structure, Liberty's Sponsors have agreed to surrender for nominal consideration 24.8 million of their Liberty warrants and up to 5.4 million[7] of their Liberty common shares, depending upon the number of Liberty Shareholders electing to receive the cash alternative

Note:
1 All Class A ordinary shares and Class B NVCSs will be represented by Prisa American Depositary Shares
2 Dividends are cumulative until mandatory conversion. Distributable reserves to be used for payment of the minimum dividend are limited to the premium reserve created upon structuring of NVCS
3 Prisa volume-weighted average share price for 20 trading days before the mandatory conversion date
4 Prisa has the option to settle the amount in excess of 1 Prisa ordinary share in cash. Please refer to page 11 for more detail
5 To be issued unless Prisa is required to conduct a rights offering in connection with the transaction, in which case either no warrants would be issued or the warrant issuance would be adjusted, in either case so as to result in the same level of dilution and increased capital to Prisa
6. Marlin Equities II, LLC and Berggruen Acquisition Holdings Ltd.
7. Based on commitment of up to $400 million from Increased Capitalization Investors and Liberty Sponsors

>>

2

Increased Certainty of Execution

- **Compelling value proposition to Liberty Shareholders and Warrantholders**
  - Revised structure adjusted to reflect current Prisa share price and FX environment
  - Convertible securities consideration with value protection and increased yield for Liberty Shareholders
  - Cash component
- **Increased value protection through Non-Voting Convertible Shares**
  - Allows Liberty Shareholders to retain Prisa stock upside while providing an attractive yield
  - Provides downside protection below €2.00 per Prisa ordinary share[1]
  - Liquid instrument expected to be traded on the NYSE
- **Agreements with institutional investors increase likelihood of Liberty Shareholder approval**
  - Strong commitment from various institutional investors, banks and Liberty Sponsors: up to $400 million
  - Increased Liberty Capitalization Structure provides funds to allow for a $10.00 per share cash alternative ($0.13 above approximate redemption value of $9.87) to Liberty Shareholders who would rather receive all cash than Prisa securities[2]
  - Significant commitment from Liberty's Sponsors, who will commit to contribute $50 million to the Increased Liberty Capitalization Structure and to surrender for nominal consideration 24.8m of their Liberty warrants and up to 5.4m[3] of their Liberty common shares
- **Increased protection for Prisa Shareholders**
  - Anticipated new Prisa warrants[4] allow current Prisa Shareholders to participate in share upside on attractive terms (strike price of €2.00)
  - Provides some protection against dilution for existing Prisa Shareholders
  - Clear path to accelerated deleveraging, if fully exercised

>>

Note:
1 Please refer to page 11 for more detail
2 It is a condition to closing that no more than 70 million Liberty common shares elect to receive cash
3 Based on commitment of up to $400 million from Increased Capitalization Investors and Liberty Sponsors
4 To be issued unless Prisa is required to conduct a rights offering in connection with the transaction, in which case either no warrants would be issued or the warrant issuance would be adjusted, in either case so as to result in the same level of dilution and increased capital to Prisa

3

Transaction Merits

Reduces Leverage

- **Liberty transaction intended to return leverage to sustainable levels**
  - Permits restructuring of current €5 billion of debt
  - Enables extension of €1.8 billion bridge facility to May 2013
  - Leverage reduction between 2.3x and 2.1x 2010E EBITDA[1]
  - If fully exercised, anticipated new Prisa warrants would raise cash and further reduce debt by 0.7x 2010E EBITDA

Shifts Focus to Growth Strategy

- **Allows management to focus on growth strategy**
  - Servicing debt and asset sales no longer the priority
  - Transaction provides capital and liquidity to support ongoing strategic initiatives

Reinforces Governance Structure

- **Martin Franklin and Nicolas Berggruen have been invited to join Prisa's Board**
  - Bring significant financial experience (involvement in over 75 completed transactions across multiple industries)
  - Deep knowledge of US market, one of the key pillars of Prisa's growth strategy[2]
- **Prisa will expand its Board as well as the number of independent Board members**

Expands Investor Base

- **Increases free float[3] and market cap and diversifies investor base**
  - Free float[3] to rise from approximately ~€150 million to over €1.7 billion[4]
  - Diversification of investor base toward key US market
  - Non-Voting Convertible Shares are expected to further expand addressable investor base

Compelling Valuation

- **Attractive entry valuation**
  - Prisa is currently trading at a discount to its peers on a P/E basis

>>

Note:
1 Based on 2010E EBITDA range of €650m to €704m as per Prisa guidance. Please refer to page 5 for more detail
2 Primarily in the US Latin and Hispanic markets
3 Represents all shares not held by Prisa historical holders of ordinary shares
4 Based on fully diluted ordinary shares outstanding, post conversion of NVCSs and post-exercise of anticipated new Prisa warrants

4

Liberty-Backed De-Leveraging of Prisa

Anticipated Cash Sources & Uses



€2,000
€1,500
€1,000
€500
€0
1,070
242
657
1,969
1,969
1,493
217
199
60
Pending Asset Sales (1)
Closed Asset Sales (2)
Net Liberty Proceeds (3)
Sources
Uses
Debt Repayments (Post Transaction)
Debt Repayments (1H2010)(4)
Cash for Company Needs (5)
Transaction Costs

Prisa De-Leveraging[6]



Total Debt / '10E EBITDA (BASE)
Net Debt / '10E EBITDA (BASE)
Total Debt / '10E EBITDA (LOW)
Net Debt / '10E EBITDA (LOW)
7.4x
7.3x
6.9x
6.7x
Leverage reduced by 2.3x-2.1x
5.2x
5.0x
4.8x
4.6x
Leverage reduced by 0.7x
4.4x
4.3x
4.1x
3.9x
Pre Transaction
Post Transaction (7)
Post Warrant Proceeds

(€ in Millions)	Pre Transaction	Post Transaction (7)	Post Warrant Proceeds
Total Debt	€ 4,842	€ 3,348	€ 2,866
Net Debt	€ 4,748	€ 3,254	€ 2,772

Source: Prisa, Bloomberg

Note:
1 Estimated proceeds from minority stake sales of Digital+ and Media Capital (subject to antitrust clearance and other closing conditions)
2 Net proceeds from Santillana minority stake sale
3 Illustrative proceeds assume no trust cash used to fund cash elections or redemptions. Based on $/€ exchange rate of €1.323 as of August 3, 2010.
4 €217m of Santillana minority stake sale proceeds were used to pay down debt in 1H2010
5 Prisa expects to redeploy cash over the next 12 months toward operational efficiency plans and working capital. This cash is excluded from Prisa's net debt calculation
6 Based on debt balances as of 6/30/2010 and 2010E EBITDA range of €650m to €704m (as per Prisa guidance)
7 Including net proceeds from closed and pending asset sales

5

Expansion of Investor Base

Pre-Transaction



29%
71%
Float
Historical Shareholders

Post-NVCS Conversion and Exercise of Anticipated New Prisa Warrants



21%
30%
12%
37%
Float - New Ordinary Shares
Float - NVCS
Original Float (inc. Warrants)
Historical Shareholders (inc. Warrants)

Enhanced Stock Liquidity

Listing	Madrid only	Madrid + NYSE
Investor Base	Mostly Spanish/European	Global
Market Cap[1]	~€500m (219m shares)	~€2,500m (1,088m shares)[2]
Free Float[1,3]	~€150m (64m shares)	~€1,740m (760m shares)

Source: Prisa, Capital IQ

Note:
1 Illustrative, approximate, and based on Prisa share price of €2.29 as of August 3, 2010
2 Based on 1-for-1 conversion of Prisa Class B NVCSs into Prisa Class A ordinary shares and exercise of all anticipated new Prisa warrants
3 Represents all shares not held by Prisa historical holders of ordinary shares

6

ExpectedTimetableandNextSteps

August

- Filing updated Investor Presentation
- Filing / SEC review of amended draft F-4
- Liberty / Prisa roadshow (initial meetings)

September / October

- Finalization of F-4
- Liberty / Prisa roadshow
- Liberty Shareholder notice / meeting
- Prisa Shareholder notice / meeting
- CNMV review
- CNMV approval
- Closing

>>

7

Appendices

SummaryofKeyStructureChanges

Summary of Key Structure Changes

	Revised Deal Announced – May 7	New Structure – August 4
Liberty Share Count	▪ 126.4m shares, reflecting Liberty's Sponsors cancelling 3m of their Liberty common shares	▪ 129.4m shares[1] ▪ Liberty's Sponsors have agreed to surrender for nominal consideration 24.8m[2] of their Liberty warrants and up to 5.4m[3] of their Liberty common shares, depending upon the number of Liberty Shareholders electing to receive the cash alternative. The transaction consideration for the shares cancelled as a result of cash elections will be transferred to the Increased Capitalization Investors
Consideration to Liberty Equityholders Per Share/Warrant	Shareholders ▪ Ords.: 1.173 Ords./Liberty share ▪ NVCS: 0.563 NVCS/Liberty share Warrantholders ▪ Ords.: 0.115 Ords./Liberty warrant ▪ NVCS: 0.055 NVCS/Liberty warrant ▪ Cash: $1.04/Liberty warrant	Shareholders ▪ Ords.: 1.500 Ords./Liberty share ▪ NVCS: 3.000 NVCS/Liberty share ▪ Cash: $0.50/Liberty share Warrantholders ▪ Ords.: 0.450 Ords./Liberty warrant ▪ Cash: $0.90/Liberty warrant
Total Consideration to Liberty Equityholders	Shareholders ▪ Ords.: 148.3m ▪ NVCS: 71.2m Warrantholders ▪ Ords.: 8.8m ▪ NVCS: 4.2m ▪ Cash: $80m	Shareholders ▪ Ords.: 201.5m ▪ NVCS: 403.0m ▪ Cash: $67m Warrantholders ▪ Ords.: 23.4m ▪ Cash: $47m

Total New Equity to Prisa Equityholders	▪ None	▪ New Prisa warrants: 241.0m[4]
		  ▪ Exchange Ratio: 1.100 new Prisa warrants/Prisa share
		  ▪ Strike Price: €2.00
		  ▪ Expiration: 3.5 years

Abbreviations – Ords.: Prisa Class A Ordinary Shares. NVCS: Prisa Class B Non-Voting Convertible Shares. Note: Assumes no trust cash used to fund cash elections or redemptions

1. Total Liberty shares outstanding before the effect of the surrender of 24.8m of Sponsor Liberty warrants to support the Increased Liberty Capitalization Structure
2. Equivalent to approximately 5m Liberty common shares
3. Based on commitment of up to $400 million from Increased Capitalization Investors and Liberty Sponsors
4. To be issued unless Prisa is required to conduct a rights offering in connection with the transaction, in which case either no warrants would be issued or the warrant issuance would be adjusted, in either case so as to result in the same level of dilution and increased capital to Prisa

10

Summary of Key Structure Changes (cont'd)

	Revised Deal Announced – May 7	New Structure – August 4
Change in Non-Voting Shares	▪ Conversion Price of NVCS: €3.75 ▪ Initial Yield: 7.0% ▪ Prisa will be able to force conversion of the NVCS if and when the share price of Ords. has stayed above a certain price level for at least 20 trading days: ▪ During the first 2 years after the closing, the price level is €7.50 ▪ During years 3 through 5, the price level is €4.875 ▪ Following year 5, the price level is €3.75 ▪ Dividend rate step up to 9% from year 5 to year 7 ▪ After year 5, Prisa may redeem in cash provided the 20-day average closing price is below €3.75	▪ Conversion Price of NVCS: €2.00 ▪ Minimum dividend: €0.175 per annum ▪ Mandatory conversion in 3.5 years ▪ Each NVCS converts at the end of 3.5 years into: ▪ 1 Ords. if the Prisa average stock price at the time[1] is at or above €2.00; or ▪ Up to 1.333 Ords. if the Prisa average stock price at the time[1] is between €1.50 and €2.00[2] ▪ 1.333 Ords. if the Prisa average stock price at the time[1] is below €1.50 ▪ Prisa has option to settle the protection in cash ▪ Freely convertible for 1 Ords. at any time
Pro Forma Prisa Share Count	▪ At close: 376.3m ▪ Post-conversion of NVCS: 523.7m	▪ At close: 444.0m ▪ Post-conversion of NVCS: 847.0m ▪ Post-exercise of anticipated new Prisa warrants: 1,088.0m

>>

Abbreviations – Ords.: Prisa Class A Ordinary Shares; NVCS: Prisa Class B Non-Voting Convertible Shares

Note: Assumes no trust cash used to fund cash elections or redemptions

1 Prisa volume-weighted average share price for 20 trading days before the mandatory conversion date

2 At Prisa average stock price between €2.00 and €1.50, each NVCSs will convert into approximately (2.33-(2*P)/3), where P is the volume-weighted average price of Prisa ordinary shares for 20 trading days before mandatory conversion date

11

Summary of Key Structure Changes (cont'd)

	Revised Deal Announced – May 7	New Structure – August 4
Pro Forma Prisa Ownership	▪ Ownership, at close: Liberty equityholders 41.8%, Prisa controlling Shareholders 41.2%, Prisa minorities 17.0% ▪ Ownership, fully dilluted[1]: Liberty equityholders 58.2%, Prisa controlling Shareholders 29.6%, Prisa minorities 12.2%	▪ Ownership, at close: Liberty equityholders 50.6%, Prisa controlling Shareholders 35.0%, Prisa minorities 14.3% ▪ Ownership, fully diluted[2]: Liberty equityholders 57.7%, Prisa controlling Shareholders 30.0%, Prisa minorities 12.3%
Cash to Prisa (with no Liberty redemptions)	▪ $903m	▪ $870m
Ownership Threshold of Prisa Controlling Shareholders	▪ The final mechanism to maintain a 30% ownership was to be determined at a later date	▪ Upon closing, Prisa controlling Shareholders remain largest shareholders in Prisa, pre- and post- conversion of NVCS

Abbreviations – Ords.: Prisa Class A Ordinary Shares; NVCS: Prisa Class B Non-Voting Convertible Shares

Note: Assumes no trust cash used to fund cash elections or redemptions

1. Post-conversion of NVCSs
2. Post-conversion of NVCSs and post-exercise of anticipated new Prisa warrants

12